Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

Note 10. Income Taxes

The Company accounts for income taxes under FASB Accounting Standards Codification 740 (ASC 740). Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

For the years ended December 31, 2011 and 2012, the Company did not have a current or deferred income tax expense or benefit.

As of December 31, 2012 the Company had federal net operating loss carryforwards of approximately $81.4 million and state net operating loss carryforwards of $81.0 million, which are available to reduce future taxable income. The Company also had federal tax credits of $1.6 million, which may be used to offset future tax liabilities. The net operating loss (NOL) and tax credit carryforwards will expire at various dates through 2031. The NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not, as yet, conducted a study of research and development (R&D) credit carryforwards. This study may result in an adjustment to the Company’s R&D credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position.

The Company has recorded no reserves or unrecognized tax benefits for tax positions taken. Since a full valuation allowance has been provided against the Company’s deferred tax assets, the effect of any unrecognized tax benefits would simply be to reduce the gross amount of the deferred tax asset and the corresponding valuation allowance. As of December 31, 2012, the Company had no accrued interest or penalties related to uncertain tax positions. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the U.S. federal, state and local income tax authorities for all tax years in which a loss carryforward is available.

The principal components of the Company’s deferred tax assets are as follows:

	Year ended December 31,
	2011	2012
Deferred tax assets:
Net operating loss carry forwards	$26,318	$31,958
Temporary differences	925	1,046
Research and development credit and carry forwards	2,214	2,326

Deferred tax assets	29,457	35,330
Less valuation allowance	(29,457)	(35,330)

Net deferred tax assets	$—	$—

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported, if based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, the Company has recorded a valuation allowance against its deferred tax assets at December 31, 2011 and 2012, respectively because the Company’s management has determined that is it more likely than not that these assets will not be fully realized. The $5.9 million increase in the valuation allowance in 2012 primarily relates to the net loss incurred by the Company.

The Company is currently open to examination under the statute of limitations by the Internal Revenue Service and state jurisdictions for the tax years ended 2009 through 2012. Carryforward tax attributes generated in years past may still be adjusted upon future examination if they have or will be used in a future period. The Company is currently not under examination by the Internal Revenue Service or any other jurisdictions for any tax years.

A reconciliation of the Federal statutory tax rate of 34% to the Company’s effective income tax rate follows:

	Year ended December 31,
	2011	2012
Statutory tax rate	(34.00)%	(34.00)%
State taxes, net of Federal benefits	(5.28)%	(5.28)%
Permanent differences	0.39%	1.01%
Credits	(4.85)%	(0.09)%
Change in valuation allowance	42.37%	38.92%
Other	1.37%	(0.56)%

Effective tax rate	—%	—%